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                                                                    EXHIBIT 99.2

                            KRUG INTERNATIONAL CORP.
                            PRO FORMA BALANCE SHEET
                    (in thousands, except per share amounts)
                                  (unaudited)

The following pro forma unaudited balance sheet reflects the merger of the Corporation's KRUG Life Sciences Inc. and Technology Scientific Services, Inc. subsidiaries with Wyle Laboratories, Inc. as if such merger had occurred on December 31, 1997. These statements should be read in conjuntion with the pro forma statements of earnings and notes thereto, and the financial statements and notes thereto contained in the Corporation's Annual Report on Form 10-K for the year ended March 31, 1997 and Report on Form 10-Q for the quarterly period ended December 31, 1997, which are incorporated by reference herein.


                                                     AS                     MERGED         ADJUSTMENTS
                                                   REPORTED              SUBSIDIARIES         (1)           AS ADJUSTED
                                          ----------------------------------------------------------------------------------
CURRENT ASSETS:
CASH                                               $ 2,101                 $ (22)           $ 3,052            $ 5,131
RECEIVABLES                                         22,860               (11,069)                               11,791
INVENTORIES                                         13,347                  (110)                               13,237
PREPAID EXPENSES                                     1,401                  (349)                                1,052
                                          -----------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                39,709               (11,550)             3,052             31,211
PROPERTY, PLANT AND
  EQUIPMENT, NET                                    11,059                  (238)                               10,821
OTHER LONG TERM ASSETS                               6,151                   298               (930)             5,519
                                          -----------------------------------------------------------------------------
TOTAL ASSETS                                      $ 56,919             $ (11,490)           $ 2,122           $ 47,551
                                          =============================================================================
CURRENT LIABILITIES:
ACCOUNTS PAYABLE                                  $ 12,614                (2,759)                                9,855
OTHER CURRENT LIABILITIES                            9,791                (2,674)               130              7,247
                                          -----------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES                           22,405                (5,433)                               17,102

LONG-TERM DEBT                                      14,882                (6,057)                 -              8,825

SHAREHOLDERS' EQUITY:
COMMON SHARES                                        2,593                                                       2,593
ADDITIONAL PAID-IN CAPITAL                           4,523                                       34              4,557
RETAINED EARNINGS                                   11,426                                    1,958             13,384
FOREIGN CURRENCY
  TRANSLATION ADJUSTMENT                             1,090                                                       1,090
                                          -----------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                          19,632                     -              1,992             21,624
                                          -----------------------------------------------------------------------------

TOTAL LIABILITIES AND EQUITY                      $ 56,919             $ (11,490)           $ 2,122           $ 47,551
                                          =============================================================================


(1) Adjustments reflects cash received from Wyle Laboratories, Inc. at the merger closing and gain recognized and applicable taxes payable from the cash received and merger costs paid by KRUG.